INVENTORY	3 Months Ended
Dec. 31, 2011
Inventory
Inventory Disclosure [Text Block]
Note 2 – INVENTORY

There were no sales in the nine month period ended December 31, 2011.  Therefore, total inventory remains at $18,409 for the nine month period ended December 31, 2011.  The carrying value of inventory is periodically reviewed and impairments, if any, are recognized when the expected future benefit from the inventory is less than its carrying value.  If applicable, the Company will establish inventory reserves for estimated obsolescence or unmarketable inventory which is equal to the difference between the cost of inventory and the estimated market value based upon assumptions about future demand and market conditions. For the nine month period ended December 31, 2011, the Company has a reserve of $12,491.